Execution Version FIRST AMENDMENT TO THE AMENDED AND RESTATED LIMITED WAIVER TO FINANCING AGREEMENT This First Amendment to the Amended and Restated Limited Waiver to Financing Agreement (this “Amendment”), dated May 8, 2023 (the “Amendment Effective Date”), is entered into by and among TROIKA MEDIA GROUP, INC., a Nevada corporation (the “Borrower”), each subsidiary of Borrower listed as a “Guarantor” on the signature pages hereto (together with Borrower and each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement referenced below, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, BLUE TORCH FINANCE LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”, and together with the Guarantors, Lenders, the “Parties” and each a “Party”). WHEREAS, reference is made to that certain Amended and Restated Limited Waiver to Financing Agreement, dated as of February 10, 2023 (the “Limited Waiver Agreement”), by and among the Parties; and WHEREAS, the Parties wish to modify the Limited Waiver Agreement as hereinafter described. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. Amendment to the Limited Waiver Agreement. a. Section 2(a) of the Limited Waiver Agreement is hereby amended to replace the text reading “June 30, 2023” contained therein with text reading “July 14, 2023; provided, however, that in the event the Borrower has executed and delivered to the Agents on or prior to July 14, 2023 a fully executed binding definitive purchase agreement and related purchase documents providing for a sale of substantially all of the stock or assets of the Loan Parties that either (A) provides for the repayment in full in cash of all Obligations (other than Contingent Indemnity Obligations) under the Financing Agreement and the other Loan Documents or (B) is otherwise for a net purchase price and other consideration and other terms and conditions acceptable to the Required Lenders (an “Acceptable Purchase Agreement”), such date shall automatically be extended until the earlier to occur of (x) September 15, 2023, and (y) the date such Acceptable Purchase Agreement has been terminated by any party thereto or is otherwise no longer in full force and effect”. 2. Conditions Precedent. This Amendment shall become effective on and as of the date on which the conditions set forth below have been satisfied (such date, the “Amendment Effective Date”):

2 (a) The Agents shall have received counterparts of this Amendment executed and delivered by a duly authorized officer of the Borrower, the Guarantors, the Agents and Lenders constituting the Required Lenders. (b) The Agents shall have received counterparts of that certain Amended and Restated Letter Agreement, dated as of May [•], 2023, by and among the Borrower, the Guarantors, the Agents and Lenders constituting the Required Lenders. 3. Exit Fee. a. In consideration of the agreements of the Agents and the Lenders under this Amendment, in addition to any other fees payable hereunder, the Borrower agrees to pay to the Lenders, on a pro rata basis, an exit fee equal to five percent (5.00%) of the aggregate outstanding principal balance of the Loans on the Amendment Effective Date (the “Exit Fee”), which Exit Fee shall be fully earned as of the Amendment Effective Date, but shall only be payable in full in cash upon the earliest to occur of (i) the termination of the Financing Agreement pursuant to Section 2.05(b)(ii) thereof and the payment in full of all Obligations (other than any contingent indemnification and reimbursement obligations for which no claim has been asserted) and, if applicable, the Applicable Premium in accordance with the terms of Section 2.06(b) of the Financing Agreement (“Repayment in Full”), (ii) an acceleration of the Loans by reason of an Event of Default or as otherwise permitted under the Financing Agreement and the other Loan Documents or (iii) the Final Maturity Date; provided, that (x) in the event that Repayment in Full occurs on or before May 31, 2023, the Amendment Exit Fee shall automatically be waived and shall not be payable, (y) in the event that Repayment in Full occurs on or after June 1, 2023 but prior to June 30, 2023, the amount of the Exit Fee shall be reduced to one percent (1.00%), (y) in the event that Repayment in Full occurs on or after July 1, 2023 but prior to July 31, 2023, the amount of the Exit Fee shall be reduced to two and one-half percent (2.50%); provided, further, that, notwithstanding any waiver of the Exit Fee, in whole or in part, in accordance with the foregoing clauses (x) or (y), any accrued and unpaid Exit Fee Interest (as defined below) payable in accordance with Section 3(b) hereof shall nevertheless be due and payable). b. The Borrower hereby agrees that, from and after the Amendment Effective Date, the aggregate amount of the Exit Fee shall accrue interest at a rate per annum equal to the LIBOR Rate for a 3-month Interest Period plus the Applicable Margin (such interest, the “Exit Fee Interest”), and such interest shall be paid-in-kind and added to the principal balance of the Loans on the last Business Day of each calendar quarter, commencing on the last Business Day of the calendar quarter in which the Amendment Effective Date occurs. Except as qualified by this Section 3(b), such Exit Fee Interest shall otherwise be subject to the terms and provisions of Section 2.04 of the Financing Agreement. 4. Representations. Each Party represents and warrants that its execution, delivery and performance of this Amendment has been duly authorized and that this Amendment constitutes its legal, valid and binding obligations. 5. Governing Law. This Amendment shall be governed by, construed and enforced under the same choice of law that governs the Limited Waiver Agreement.

3 6. Entire Agreement. This Amendment and the Limited Waiver Agreement constitute the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto. 7. Limitation. Except for any amendment to the Limited Waiver Agreement made pursuant to this Amendment, all terms and conditions of the Limited Waiver Agreement will continue in full force and effect in accordance with its provisions on the date of this Amendment. All provisions of the Limited Waiver Agreement shall be deemed to be amended consistent with the terms of this Amendment. 8. Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature [signature pages follow]

[Signature Page to 1st Amendment to Amended and Restated Limited Waiver] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above. Borrower: TROIKA MEDIA GROUP, INC., as the Borrower By: Name: Sid Toama Title: Chief Executive Officer Guarantors: TROIKA DESIGN GROUP, INC., as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory TROIKA PRODUCTION GROUP, LLC, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory TROIKA-MISSION HOLDINGS, INC., as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory TROIKA IO, INC., as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory DocuSign Envelope ID: 0EB2A527-15EF-4540-8037-9B577FA9D158

[Signature Page to 1st Amendment to Amended and Restated Limited Waiver] MISSION CULTURE LLC, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory MISSION MEDIA USA, INC., as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory TROIKA SERVICES, INC., as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory TROIKA MISSION WORLDWIDE, INC., as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory CONVERGE DIRECT, LLC, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory CONVERGE DIRECT INTERACTIVE, LLC, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory DocuSign Envelope ID: 0EB2A527-15EF-4540-8037-9B577FA9D158

[Signature Page to 1st Amendment to Amended and Restated Limited Waiver] CONVERGE MARKETING SERVICES, LLC, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory LACUNA VENTURES, LLC, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory CD ACQUISITION CORP, as a Guarantor By: Name: Catherine Akers Title: Authorized Signatory DocuSign Envelope ID: 0EB2A527-15EF-4540-8037-9B577FA9D158

[Signature Page to 1st Amendment to Amended and Restated Limited Waiver] Collateral Agent and Administrative Agent: BLUE TORCH FINANCE, LLC By: Blue Torch Capital LP, its managing member By: Name: Kevin Genda Title: CEO DocuSign Envelope ID: 6B271CA5-1EF1-4B8A-95F0-74A32368A913

[Signature Page to 1st Amendment to Amended and Restated Limited Waiver] Lenders: BLUE TORCH CREDIT OPPORTUNITIES FUND II LP, as a Lender By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS FUND II LLC, as a Lender By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS SBAF FUND LLC, as a Lender By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member DocuSign Envelope ID: 6B271CA5-1EF1-4B8A-95F0-74A32368A913

[Signature Page to 1st Amendment to Amended and Restated Limited Waiver] BTC HOLDINGS KRS FUND LLC, as a Lender By: Blue Torch Credit Opportunities KRS Funding LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P., as a Lender By: Name: Kevin Genda, in his capacity as authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund Title: Managing Member DocuSign Envelope ID: 6B271CA5-1EF1-4B8A-95F0-74A32368A913